UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2016

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other Jurisdiction of Incorporation)	001-08038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

In connection with the transaction described in Item 8.01 of this Current Report on Form 8-K, the Company incurred a $40 million after-tax impairment charge. To the extent applicable, disclosure in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.05.

Item 8.01	Other Events.

On October 18, 2016, Key Energy Services, Inc., a Maryland corporation (the “Company”), closed the sale of its Mexican businesses and related assets (together, the “Divested Businesses”). At the closing, the Company received total cash consideration for the Divested Businesses equal to $10 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: October 18, 2016	By:	/s/ J. Marshall Dodson
J. Marshall Dodson
Senior Vice President and Chief Financial Officer